                                                                    EXHIBIT 10.1

                                                     January 25, 2005

Terra Nova Acquisition Corporation
2 Bloor Street West
Suite 3400
Toronto, Ontario, Canada M4W 3E2

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

         Re: Initial Public Offering

Gentlemen:

         The undersigned officer and director of Terra Nova Acquisition
Corporation ("Company"), in consideration of EarlyBirdCapital, Inc. ("EBC")
entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the
IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 9 hereof):

         1. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent) as a result of such liquidation respect to the undersigned's Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the
Trust Fund for any reason whatsoever. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending

Terra Nova Acquisition Corporation
EarlyBirdCapital, Inc.
January 25, 2005

or threatened, or any claim whatsoever) which the Company may become subject as a result of any claim by any vendor or other person who is owed money by the
Company for services rendered or products sold, or by any target business, but only to the extent necessary to ensure that such loss, liability, claim, damage or expense does not reduce the amount in the Trust Fund (as defined in the
Letter of Intent).

         2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the
Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

         3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

         4. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that commencing on the
Effective Date, TerraNova Management Corp. ("Related Party"), shall be allowed to charge the Company an allocable share of Related Party's overhead, up to
$7,500 per month, to compensate it for the Company's use of Related Party's offices, utilities and personnel. Related Party and the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         6. The undersigned agrees to be the Chairman of the Board, Chief
Executive Officer and a director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the
Company. The

Terra Nova Acquisition Corporation
EarlyBirdCapital, Inc.
January 25, 2005

undersigned's biographical information furnished to the Company and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as
Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

    (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

    (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

    (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         7. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Chairman of the Board, Chief Executive Officer and a director of the Company.

         8. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about the undersigned's background and finances
("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         9. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the
Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;
and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the
Company's IPO.

Terra Nova Acquisition Corporation
EarlyBirdCapital, Inc.
January 25, 2005

                                                     Vahan Kololian
                                                     --------------
                                                     Print Name of Insider

                                                     /s/ Vahan Kololian
                                                     ------------------
                                                     Signature

EXHIBIT A

         Vahan Kololian has been our chairman of the board and chief executive officer since our inception. Mr. Kololian has been the president and chief executive officer of Precinda Corporation, a private industrial holding company based in Toronto, since its formation in March 2000. He has also been a partner of TerraNova Partners L.P., a private investment firm and an affiliate of
Precinda Corporation, since September 2004 and president of TerraNova Management
Corp., the manager of TerraNova Partners L.P., since September 2004. In January
1991, Mr. Kololian co-founded Polar Capital Corporation, a Toronto and Calgary based merchant banking firm, and served as its president until March 2000. He also served as president of Polar Enterprise Partners Inc., a private fund managed by Polar Capital Corporation, from its inception in June 1997 until
March 2000. From September 1988 to March 1990, he was a director and partner of
Gordon Capital Corporation, an investment bank. Mr. Kololian commenced his career at Burns Fry Ltd., an investment bank now owned by Nesbitt Burns (which is owned by the Bank of Montreal), where Mr. Kololian served in various professional roles in the investment banking and mergers and acquisitions groups from September 1981 to September 1988. Mr. Kololian is a member of The World
Presidents' Organization and a member of The Law Society of Upper Canada. He holds a B.A. from the University of Western Ontario and an LL.B. from the
University of Ottawa.